UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 24, 2023
Cintas Corporation
(Exact name of registrant as specified in its charter)

Washington	0-11399	31-1188630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6800 Cintas Boulevard, P.O. Box 625737,
Cincinnati,	Ohio	45262-5737
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (513) 459-1200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, no par value	CTAS	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 193 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.
The following matters were submitted to a vote of shareholders at the Annual Meeting of the shareholders of Cintas Corporation (the Corporation) held on October 24, 2023:
Item No. 1:
The shareholders elected the persons listed below as directors of the Corporation. The voting results were as follows:

Name	Shares For	Shares Against	Abstentions	Broker Non-Votes

Gerald S. Adolph	81,396,849	7,340,406	51,566	4,696,423
John F. Barrett	84,949,258	3,600,767	238,796	4,696,423
Melanie W. Barstad	84,832,661	3,886,924	69,236	4,696,423
Karen L. Carnahan	85,086,100	3,635,895	66,826	4,696,423
Robert E. Coletti	86,288,348	2,447,743	52,730	4,696,423
Scott D. Farmer	85,197,866	3,378,004	212,951	4,696,423
Martin Mucci	87,718,529	629,791	440,501	4,696,423
Joseph Scaminace	75,764,134	12,801,296	223,391	4,696,423
Todd M. Schneider	87,298,862	1,441,261	48,698	4,696,423
Ronald W. Tysoe	83,772,640	4,956,665	59,516	4,696,423

Item No. 2:
The shareholders approved an advisory resolution on named executive officer compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
86,516,861	2,154,071	117,889	4,696,423
Item No. 3:
The shareholders recommended, on an advisory basis, that the shareholder advisory vote on named executive officer compensation should occur every year. The voting results were as follows:

For 1 Year	For 2 Years	For 3 Years	Abstain	Broker Non-Votes
87,982,373	25,609	728,643	52,196	4,696,423
Item No. 4:
The shareholders approved the ratification of the selection of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for fiscal 2024. The voting results were as follows:

For	Against	Abstain
90,259,888	3,182,223	43,133
Item No. 5:
The shareholders did not approve the shareholder proposal regarding a greater disclosure of material corporate diversity, equity and inclusion data. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
24,508,110	64,028,982	251,729	4,696,423
Item No. 6:
The shareholders did not approve the shareholder proposal regarding the disclosure of managing climate risk through science-based targets and transition planning. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
20,918,818	65,331,384	2,538,619	4,696,423

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINTAS CORPORATION

Date:	October 26, 2023	By:	/s/ J. Michael Hansen
J. Michael Hansen
Executive Vice President and Chief Financial Officer